                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                                   Form 8-K

               Current Report Pursuant to Section 13 or 15(d) of
                      The Securities Exchange Act of 1934


        Date of Report (date of earliest event reported):  June 20, 1996


                         ADVANCED MICRO DEVICES, INC.
                         ----------------------------
            (Exact name of registrant as specified in its charter)



    DELAWARE                         1-7882                        94-1692300
    --------                         ------                        ----------
(State or other jurisdiction      (Commission                  (I.R.S. Employer
      of incorporation)            File Number)              Identification No.)



       One AMD Place,
       P.O. Box 3453
       Sunnyvale, California                                       94088-3453
- ---------------------------------------                            ----------
(address of principal executive offices)                           (Zip Code)


Registrant's telephone number,
 including area code:                                             (408) 732-2400
                                                                  --------------

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Item 5.   Other Events
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          On June 20, 1996, Advanced Micro Devices, Inc. announced that it expects to report a second quarter loss on revenues below Wall Street expectations and lower than the immediate-prior quarter.

          Cautionary Statement Regarding Forward Looking Statements
          ---------------------------------------------------------

          The statements in the press release attached to this report as Exhibit 99 that are forward looking are based on current expectations, and actual results may differ materially. The forward looking statements include the expectations of the Company that it will report a second quarter loss on revenues below Wall Street expectations and lower than the immediate quarter, that its total sales will decline by more than 15% from its first quarter, and that more than half of this revenue decrease will have been attributable to a decline in sales of Flash memory products in the face of soft demand and sharply lower prices. These forward looking statements are based on the Company's present expectations concerning second quarter results but such statements involve numerous risks and uncertainties that actual results differ materially. Such risks and uncertainties include the fact that the Company's expectations regarding second quarter results as expressed in the attached Exhibit 99 are based on the Company's operations through June 20, 1996, the date of the attached press release. There can be no assurance that the operations of the Company between June 20, 1996 and the end of the second quarter may not cause the actual results to differ materially. In addition, such actual results are subject to other risks and uncertainties, including but not limited to, continued demand for AMD's microprocessor and Flash memory products; the effect of changing general and industry-specific economic conditions; and such risks and uncertainties as are detailed from time to time in AMD's Securities and Exchange Commission reports and filings.

Item 7.   Financial Statements and Exhibits
- ------    ---------------------------------

(c)       Exhibits:

          99   Press release dated June 20, 1996

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                                  SIGNATURES
                                  ----------

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       ADVANCED MICRO DEVICES, INC.
                                            (Registrant)



Date:  June 21, 1996                   By: /s/ Marvin D. Burkett
                                           -------------------------------
                                           Marvin D. Burkett
                                           Senior Vice President, Chief
                                           Financial and Administrative
                                           Officer and Treasurer

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                                 Exhibit Index
                                 -------------

Exhibit Number      Exhibit
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     99             Press release dated June 20, 1996

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